UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on April 30, 2026.

(b) At the Annual Meeting, 19,233,511 shares were represented to vote either in person or by proxy, or 87% of the outstanding shares, which constituted a quorum. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Vote to Approve an Agreement and Plan of Reorganization, including the Agreement and Plan of Merger Attached Thereto

The vote to approve an agreement and plan of reorganization, including the agreement and plan of merger attached thereto, received 15,133,305 votes in favor, 188,478 votes against, 105,252 abstentions and 3,806,476 broker non-votes.

Proposal 2: Election of Directors

Lashonda Anderson-Williams, Rishi Bajaj, Sheila Cheston, Sandeep Dadlani, Katie Kool, Riley McCormack, Dana Mcilwain, and Michael Park were elected as directors for a term of one year. The voting for each director was as follows:

			Broker
	For	Withheld	Non-Votes
Lashonda Anderson-Williams	15,001,315	425,720	3,806,476
Rishi Bajaj	14,991,746	435,289	3,806,476
Sheila Cheston	14,987,391	439,644	3,806,476
Sandeep Dadlani	14,999,749	427,286	3,806,476
Katie Kool	14,891,076	535,959	3,806,476
Riley McCormack	14,400,402	1,026,633	3,806,476
Dana Mcilwain	15,009,835	417,200	3,806,476
Michael Park	15,097,588	329,447	3,806,476

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified with 18,970,980 votes in favor, 223,954 votes against and 38,577 abstentions.

Proposal 4: Advisory Vote to Approve Executive Compensation

The nonbinding advisory vote to approve compensation paid to the Company’s executive officers received 13,726,756 votes in favor, 1,543,072 votes against, 157,207 abstentions and 3,806,476 broker non-votes.

Proposal 5: Vote to Approve Adjournment of the Annual Meeting, if Necessary

The vote to approve the adjournment of the Annual Meeting, if necessary, received 14,913,107 votes in favor, 461,271 votes against, 52,657 abstentions and 3,806,476 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2026

By:	/s/ Charles Beck
Charles Beck
Executive Vice President, Chief Financial Officer and Secretary